As filed with the Securities and Exchange Commission on May 26, 1994

                         Registration Statement No. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ---------------

                                   FORM S-8
                             REGISTRATION STATEMENT
                                    Under
                           THE SECURITIES ACT OF 1933
                                ---------------

                        Westinghouse Electric Corporation
              (Exact name of Registrant as specified in its charter)

               Pennsylvania                             25-0877540
              (State or other jurisdiction             (I.R.S. Employer
               of incorporation or organization)        Identification No.)


                      Westinghouse Building, 11 Stanwix Street
                         Pittsburgh, Pennsylvania 15222
   (Address of Registrant's principal executive offices, including zip code)

                       Westinghouse Electric Corporation
                         1993 Long-Term Incentive Plan
                           (Full title of the plan)

                            LOUIS J. BRISKMAN, ESQ.
                  Senior Vice President and General Counsel
                   Westinghouse Building, 11 Stanwix Street
                       Pittsburgh, Pennsylvania  15222
                    (Name and address of agent for service)
                              (412) 642-3696
          (Telephone number, including area code, of agent for service)


                               ---------------


                       CALCULATION OF REGISTRATION FEE

 Title of                    Proposed           Proposed
securities     Amount        maximum            maximum         Amount of
   to be       to be      offering price       aggregate       registration
registered   registered    per share(1)     offering price(1)      fee(1)

Common
Stock,
par value
$1.00 per
share. . .   12,000,000      $12.3125        $147,750,000.00    $50,948.28

(1) Pursuant to Rule 457 under the Securities Act of 1933, the proposed maximum aggregate offering price and the registration fee are based upon the average of the high and low prices per share of the Registrants Common Stock reported on the New York Stock Exchange Composite Tape on May 23, 1994.


                                    PART II

                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference

     The following documents, each as filed by Westinghouse Electric Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

     (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1993.

     (b)  The Company's Current Report on Form 8-K, dated March 7, 1994.

     (c)  The Company's Current Report on Form 8-K, dated March 29, 1994.

     (d)  The Company's Current Report on Form 8-K, dated April 21, 1994.

     (e) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.

     (f) Description of the Company's Common Stock contained in its Registration Statement on Form 10 filed pursuant to the Exchange Act on May 15, 1935, as amended or updated pursuant to the Exchange Act.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all shares covered hereby have been sold or which deregisters all such shares then remaining unsold shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the respective date of filing of each such document. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

     Not applicable.

Item 5.  Interests of Named Experts and Counsel

     Not applicable.



Item 6.   Indemnification of Directors and Officers

     Sections 1741 and 1742 of the Business Corporation Law in conjunction with Section 8365 of the Directors' Liability Act (effective January 27, 1987) of the Commonwealth of Pennsylvania generally empower a corporation to indemnify any person who is or was involved in any manner (as a party or otherwise) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding (a "Proceeding") whether civil, criminal, administrative or investigative (including a Proceeding by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred by such person in connection with such Proceeding.

     Under Section 8365, however, such indemnification shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

     Section 1743 provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any Proceeding, or in the defense of a claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section 8365 further provides that expenses incurred by an officer, director, employee or agent in defending a Proceeding may be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

     Section 1746 and Section 8365 provide that the indemnification and advancement of expenses provided by or pursuant to such sections shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders, directors or otherwise.

     Article ELEVENTH of the Restated Articles and Article XVII of the By-Laws of the Company provide in effect that, with respect to Proceedings based on acts or omissions on or after January 27, 1987, and unless prohibited by applicable law, the Company shall indemnify directors and officers against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any such Proceeding described above. Under Article XVII the Company shall also advance amounts to any director or officer during the pendency of any such Proceeding against expenses incurred, provided that, if required by law, the Company receives an undertaking to repay such amount if it is ultimately determined that such person is not to be indemnified under such Article. The indemnification provided for in such Articles is in addition to any rights to which any director or officer may otherwise be entitled. Article XVII of the By-Laws provides that the right of a director or officer to such indemnification and advancement of expenses shall be a contract right and further provides procedures for the enforcement of such right.

     The Company has purchased directors' and officers' liability insurance policies indemnifying its officers and directors and the officers and directors of its subsidiaries against claims and liabilities (with stated exceptions) to which they may become subject by reason of their positions with the Company or its subsidiaries as directors and officers.


Item 7.  Exemption from Registration Claimed

     Not applicable.


Item 8.  Exhibits

 Exhibit No.  Description

     4.1      Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3(2) to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994).
     4.2      By-laws of the Company, as amended (incorporated by reference to
              Exhibit 3(c) to the Company's Annual Report on Form 10-K/A for
              the year ended December 31, 1992).
     4.3      Rights Agreement, as amended, dated December 7, 1988, between the Company and the Rights Agent named therein (incorporated by reference to Exhibit 4(b) to the Company's Annual Report on Form
              10-K for the year ended December 31, 1990, as amended).
     4.4      1993 Long-Term Incentive Plan of the Company (incorporated by reference to Exhibit A to the Company's Notice of 1994 Annual
              Meeting and Proxy Statement filed with the Commission pursuant to Regulation 14A of the Exchange Act).
     5        Opinion of Angeline C. Straka, Vice President, Secretary and
              Associate General Counsel, as to the legality of the securities being registered.
     23.1     Consent of Counsel -- contained in opinion filed as Exhibit 5.
     23.2     Consent of Price Waterhouse.
     24       Powers of Attorney.


Item 9.  Undertakings

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made of the Securities registered hereby, a post-effective amendment to this Registration Statement:

          (a) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act");

          (b) to reflect in the Prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

          (c) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that the undertakings set forth in paragraphs (a) and (b) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the Securities being registered hereby which remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Westinghouse Electric Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 25th day of May, 1994.

                      Westinghouse Electric Corporation


                      By:                /s/Fredric G. Reynolds
                         ----------------------------------------------------
                                           Fredric G. Reynolds
                         Executive Vice President and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on May 25, 1994 in the capacities indicated:

Signature                                   Title

                   *                     Chairman and Chief Executive Officer
- -----------------------------------------(principal executive officer)
(Michael H. Jordan)                      and Director


                   *                     President and Director
- ------------------------------------------
(Gary M. Clark)

          /s/Fredric G. Reynolds         Executive Vice President and Chief
- -----------------------------------------Financial Officer
(Fredric G. Reynolds)                    (principal financial officer)


           /s/Robert E. Faust
- -----------------------------------------Vice President and Controller
(Robert E. Faust)                        (principal accounting officer)


                   *                     Director
- -----------------------------------------
(Frank C. Carlucci)

                   *                     Director
- -----------------------------------------
(George H. Conrades)

                   *                     Director
- -----------------------------------------
(David T. McLaughlin)

                   *                     Director
- -----------------------------------------
(Rene C. McPherson)

                    *                     Director
- -----------------------------------------
(Richard M. Morrow)

                   *                     Director
- -----------------------------------------
(Richard R. Pivirotto)

                   *                     Director
- -----------------------------------------
(Dr. Paula Stern)

                                             *By  /s/Fredric G. Reynolds
                                                 ------------------------
                                                    Fredric G. Reynolds
                                                     Attorney-in-Fact


                             EXHIBIT INDEX


Exhibit No.   Description                                                Page
- -----------   -----------                                                ----

    4.1       Restated Articles of Incorporation of the Company            *
              (incorporated by reference to Exhibit 3(2) to Company's Quarterly Report on Form 10-Q for the quarter ended
              March 31, 1994).

    4.2       By-laws of the Company, as amended (incorporated by          *
              reference to Exhibit 3(c) to the Company's Annual Report on Form 10-K/A for the year ended December 31, 1992).

    4.3       Rights Agreement, as amended, dated December 7, 1988,        *
              between the Company and the Rights Agent named therein (incorporated by reference to Exhibit 4(b) to the Company's Annual Report on Form 10-K for the year ended December 31, 1990, as amended).

    4.4       1993 Long-Term Incentive Plan of the Company                 *
              (incorporated by reference to Exhibit A to the Company's Notice of 1994 Annual Meeting and Proxy
              Statement filed with the Commission pursuant  to
              Schedule 14A of the Exchange Act).

    5         Opinion of Angeline C. Straka, Vice President,               8
              Secretary and Associate General Counsel, as to the legality of the securities being registered.

    23.1      Consent of Counsel -- contained in opinion filed             8
              as Exhibit 5

    23.2      Consent of Price Waterhouse                                  9

    24        Powers of Attorney                                          10

*Incorporated by reference.


                                                                     Exhibit 5

                                                                 May 25, 1994


Westinghouse Electric Corporation
11 Stanwix Street
Pittsburgh, PA  15222


                  Re: Westinghouse Electric Corporation
                      ---------------------------------
                      Common Stock, $1.00 par value
                      -----------------------------
                            12,000,000 shares
                            -----------------

                1993 Long-Term Incentive Plan (the "Plan")
          ------------------------------------------------------


Ladies and Gentlemen:

     This opinion is being submitted in connection with a Registration Statement on Form S-8 (the "Registration Statement") being filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, in respect of 12,000,000 shares of the Common Stock, par value $1.00 per share (the "Common Stock") of Westinghouse Electric Corporation (the "Corporation").

     I have examined and am familiar with the Restated Articles and the By-laws, both as amended, of the Corporation, a Pennsylvania corporation. I am of the opinion that the Corporation is a duly organized and validly existing corporation under the laws of the Commonwealth of Pennsylvania.

     I am further of the opinion that, when the 12,000,000 shares of Common Stock are issued in accordance with the terms of the Plan, the corporate proceedings to authorize the issuance of said 12,000,000 shares of Common Stock for use under the Plan will have been duly taken in accordance with the applicable law, and that, when said 12,000,000 shares of Common Stock are issued in accordance with the terms of the Plan, said 12,000,000 shares of Common Stock will have been duly authorized for issuance.

     In addition, I am of the opinion that the 12,000,000 shares to be reserved, when sold as provided in the Plan and the corporate proceedings related thereto, will be legally issued, fully paid and nonassessable.

     I know that I am referred to in the Registration Statement relating to the Common Stock and I hereby consent to such use of my name in such Registration Statement and to the use of this opinion for filing as an exhibit to such Registration Statement as Exhibit 5 thereto.

                                          Very truly yours,


                                          /s/Angeline C. Straka
                                          Vice President, Secretary and
                                          Associate General Counsel

                                                                  Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 1994, except as to the matter discussed in paragraph 9 of note 2, which is as of February 28, 1994, which is included in Westinghouse Electric Corporation's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the incorporation by reference of our report on the financial statement schedules, which appears on page 62 of such Annual Report on Form 10-K.



/s/Price Waterhouse

Price Waterhouse
600 Grant Street
Pittsburgh, Pennsylvania  15219-9954
May 23, 1994
















                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 16th day of May, 1994.


                                              /s/Michael H. Jordan
                                   ------------------------------------------



                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 25th day of May, 1994.



                                              /s/Gary M. Clark
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 26th day of May, 1994.



                                              /s/Robert E. Faust
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 16th day of May, 1994.



                                              /s/Frank C. Carlucci
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 17th day of May, 1994.



                                              /s/George H. Conrades
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 25th day of May, 1994.



                                              /s/David T. McLaughlin
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 16th day of May, 1994.



                                              /s/Rene C. McPherson
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 16th day of May, 1994.



                                              /s/Richard M. Morrow
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 25th day of May, 1994.



                                              /s/Richard R. Pivirotto
                                   ------------------------------------------




                               POWER OF ATTORNEY
                               -----------------



     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of 12 million shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1993 Long-Term Incentive Plan, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, and Robert E. Faust, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 16th day of May, 1994.



                                              /s/Dr. Paula Stern
                                   ------------------------------------------


                                                               May 26, 1994



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Attention:  Filing Desk


                    RE:  Westinghouse Electric Corporation
                         ---------------------------------
                                 File No. 1-977
                                 --------------
                         Registration Statement on Form S-8
                         ----------------------------------


Ladies and Gentlemen:

     Pursuant to Rule 101 of Regulation S-T, enclosed for filing on behalf of Westinghouse Electric Corporation is a Registration Statement on Form S-8 dated May 26, 1994. In accordance with Rule 901 (d) of Regulation S-T, a conformed copy of the Form S-8 will be submitted to the SEC.

     Please direct any comments or questions you may have to the undersigned at (412) 642-3079.

                                             Very truly yours,



                                            /s/Thomas F. Seligson
                                               Assistant General Counsel